                            PRIVATE INVESTMENT CLASS
                                     of the
                             CASH RESERVE PORTFOLIO
                                       of
                            TAX-FREE INVESTMENTS CO.

                        Supplement dated June 18, 1998,
                   to the Statement of Additional Information
                              dated July 29, 1997,
                        as supplemented January 30, 1998



         On May 12, 1998, the Board of Directors (the "Board") of Tax-Free Investments Co. approved, subject to shareholder approval, the elimination of or changes to certain fundamental investment policies of the Cash Reserve Portfolio (the "Portfolio"). Shareholders of the Portfolio will be asked to approve these changes at a special meeting to be held on July 17, 1998. If approved, these changes will become effective as of July 24, 1998.

         Reference is made to Investment Restrictions (1) and (9) of the Portfolio, set forth on pages 25 and 26. The Board has unanimously approved the elimination of these investment restrictions and in the event shareholders approve the proposed changes, Investment Restrictions (1) and (9) will be eliminated in their entirety.

         Reference is made to Investment Restrictions (4) and (10) of the Portfolio, set forth on pages 25 and 26. The Board has unanimously approved the revision of these investment restrictions and in the event shareholders approve the proposed changes, Investment Restrictions (4) and (10) will be revised in their entirety and will read in full as follows:

         "(4) purchase or sell puts, calls, straddles, spreads or combinations thereof[.]"

                                      and

         "(10) purchase or sell commodities or commodity futures contracts."